Exhibit 10.3

AMENDMENT N0.1 TO REPURCHASE OPTION AGREEMENT

This AMENDMENT NO. 1 (the "Amendment") to the REPURCHASE OPTION AGREEMENT (the "Agreement") originally dated as of ________, between U.S. Rare Earths, Inc., a Nevada corporation (the "Company"), and ____________ (the "Seller") is dated as of September 30, 2013.
Capitalized terms not defined herein shall have the meanings assigned to them in the Agreement.

WITNESSETH:

WHEREAS, on _________, the Company and the Seller entered into the Agreement; WHEREAS, the parties now desire to amend the Agreement as further set forth herein;

NOW, THEREFORE, in consideration of and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Agreement is hereby amended as follows:

1.	Section 1 of the Agreement shall be deleted in its entirety and replaced with the following:

"Repurchase Option. The Seller hereby irrevocably grants to the Company the right and option (the "Repurchase Option") to repurchase up to _________ Shares at the Price Per Share, in whole or in part, at any time on or before 5:30 pm New York City time on December 31, 2013 (the "Expiration Date")."

2.
Upon execution of this Amendment, the Company shall exercise the Repurchase Option with respect to __________ Shares at the Price Per Share, it being understood that the remaining __________ Shares shall remain subject to the Repurchase Option according to the terms of the Agreement, as amended by Section 1 of this Amendment.

3.	Any undefined capitalized terms used herein, shall bear such meaning ascribed to them in the Agreement.

4.
This Amendment shall be construed and interpreted in accordance with the laws of the State of New York without giving effect to the conflict of laws rules thereof or the actual domiciles of the parties.

5.	Except as amended hereby, the terms and provisions of the Agreement shall remain in full force and effect, and the Agreement is in all respects ratified and confirmed.

6.	This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first stated above.

U.S. RARE EARTHS, INC.

By: ________________________
Name:
Title:

Seller

By:_________________________